
                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                        TENDER OF SHARES OF COMMON STOCK

                                       OF

                        COMPUTER LANGUAGE RESEARCH, INC.
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to accept the Offer (as defined below) (i) if certificates
("Share Certificates") evidencing shares of Common Stock, par value $0.01 per share (the "Shares"), of Computer Language Research, Inc., a Texas corporation
(the "Company"), are not immediately available, (ii) if Share Certificates and all other required documents cannot be delivered to ChaseMellon Shareholder
Services L.L.C., as Depositary (the "Depositary"), prior to the Expiration Date
(as defined in "Section 1. Terms of the Offer; Expiration Date" of the Offer to
Purchase) or (iii) if the procedure for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or mail or transmitted by telegram, telex or facsimile transmission to the Depositary. See "Section 3. Procedures for Accepting the
Offer and Tendering Shares" of the Offer to Purchase.

                        The Depositary for the Offer is:

                    CHASEMELLON SHAREHOLDER SERVICES L.L.C.

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
           By Mail:                 By Overnight Courier:                  By Hand:
     Post Office Box 3305          85 Challenger Road-Mail              120 Broadway,
  South Hackensack, NJ 07606             Drop-Reorg.                      13th Floor
     Attn: Reorganization         Ridgefield Park, NJ 07660           New York, NY 10271
           Department                                           Attn: Reorganization
                                                                             Department
                                        By Facsimile:
                                        (201) 329-8936
                                    Confirm by Telephone:
                                        (201) 296-4860

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to Sabre Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of the Thomson Corporation, a corporation organized under the laws of Ontario, Canada, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated January 16, 1998 (the "Offer to Purchase"), and the related Letter of Transmittal (which, together with any amendment or supplements thereto, collectively constitute the "Offer"), receipt of each of which is hereby acknowledged, the number of Shares specified below pursuant to the guaranteed delivery procedure described in "Section 3. Procedures for Accepting the Offering and Tendering Shares" of the Offer to Purchase.
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 Number of Shares:
 ----------------------------------

 Certificate Nos. (If Available):

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 Check one box if Shares will be delivered by book-entry transfer:

 [ ] The Depository Trust Company

 Account No.
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                           SIGNATURE(S) OF HOLDER(S)

 Dated:
 --------------------------------, 199__

 Name(s) of Holders:

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                              PLEASE TYPE OR PRINT

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                                    ADDRESS

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                                    ZIP CODE

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                          AREA CODE AND TELEPHONE NO.

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

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm which is a member of the Medallion Signature Guarantee Program or is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees to deliver to the Depositary, Share Certificates evidencing the Shares tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's account at The Depository Trust Company, with delivery of a Letter of Transmittal (or facsimile thereof) properly completed and duly executed, and any other required documents, all within three Nasdaq National Market trading days of the date hereof.

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NAME OF FIRM                                                     TITLE

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AUTHORIZED SIGNATURE                                             ADDRESS                                   ZIP CODE

Name: ---------------------------------------------------        --------------------------------------------------
PLEASE TYPE OR PRINT                                             AREA CODE AND TELEPHONE NO.
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                DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE.

                  SHARE CERTIFICATES SHOULD BE SENT WITH YOUR
                             LETTER OF TRANSMITTAL.

Dated:
------------------------------------ , 199---.

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